SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report: May 4, 2005

(Date of earliest event reported)

NAUTILUS, INC.

(Exact name of registrant as specified in its charter)

Washington	000-25867	94-3002667
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1400 NE 136th Avenue

Vancouver, Washington 98684

(Address of principal executive offices and zip code)

(360) 694-7722

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

NAUTILUS, INC.

FORM 8-K

Item 8.01. OTHER EVENTS

On May 4, 2005, Nautilus, Inc. (the “Company”) issued a press release announcing that its Board of Directors has authorized management to repurchase up to $100-million of the Company’s common stock in open-market transactions, at such times and in such amounts as management deems appropriate, depending on market conditions and other factors. The authorization will expire on March 31, 2008, unless extended by the Board of Directors.

In addition, the Company announced that its Board of Directors declared a regular quarterly dividend of $0.10 per common share, payable June 10, 2005, to stockholders of record as of May 20, 2005. A copy of the press release is attached as Exhibit 99.1.

Item 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits

Exhibit No.	Description
99.1	Nautilus, Inc. Press Release, dated May 4, 2005, announcing stock repurchase authorization and declaring a regular quarterly dividend for the second quarter of 2005.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NAUTILUS, INC.
(Registrant)

May 5, 2005	By:	/s/ William D. Meadowcroft
(Date)		William D. Meadowcroft, Chief Financial
Officer, Secretary and Treasurer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Nautilus, Inc. Press Release, dated May 4, 2005, announcing stock repurchase authorization and declaring a regular quarterly dividend for the second quarter of 2005.